Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of Echo Therapeutics, Inc. (the “Company”) for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission, as amended by this Amendment No. 1 to the Form 10-Q (the "10-Q/A") (the Form 10-Q, as amended by the Form 10-Q/A, the "Report"), I, Charles T. Bernhardt, Interim Chief Financial Officer, performing the functions of Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Charles T. Bernhardt
Charles T. Bernhardt
Interim Chief Financial Officer
(performing the functions of Principal Executive Officer)

Date: November 20, 2014